UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2016 (August 8, 2016)

HEALTHSTREAM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in the Current Report on Form 8-K (the “Original Form 8-K”), filed by HealthStream, Inc. (the “Company”) on August 8, 2016, Echo, Inc. (“Echo”), a wholly-owned subsidiary of the Company, entered into a Stock Purchase Agreement dated as of August 8, 2016 (the “Purchase Agreement”) with Morrisey Holdings, Inc. (the “Seller”). Pursuant to the terms of the Purchase Agreement, Echo acquired from Seller all of the outstanding capital stock of Morrisey Associates, Inc. (“MAI”) on August 8, 2016.

This Form 8-K/A amends the Original Form 8-K for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K within the time period permitted under Item 9.01 of Form 8-K. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of LBMC, PC filed herewith as Exhibit 23.1, there are no changes to the Original Form 8-K.

Pursuant to a corporate reorganization involving MAI completed on January 1, 2016, certain operations and related assets and liabilities of MAI (which were significant operating assets of the Seller that remain part of the continuing operations of Seller and its subsidiaries, but were not related to the practitioner credentialing and privileging software business which the Company acquired through its purchase of MAI pursuant to the Purchase Agreement) were conveyed to another subsidiary of the Seller. MAI retained the practitioner credentialing and privileging software operations and related assets and liabilities. Accordingly, the financial statements referenced below for periods prior to such reorganization have been prepared on a carve-out basis to reflect the practitioner credentialing and privileging software operations as if it were a separate entity. In this Current Report on Form 8-K/A, including exhibits, we refer, where applicable, to the carve-out financial statements of the practitioner credentialing and privileging software operations as the financial statements of MAI.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited carve-out financial statements of Practitioner Credentialing and Privileging Software Operations (a carve-out of Morrisey Associates, Inc.) as of and for the year ended December 31, 2015, and the notes thereto, are filed as Exhibit 99.1 and are hereby incorporated by reference.

The unaudited financial statements of MAI as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015, and the notes thereto, are filed as Exhibit 99.2 and are hereby incorporated by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined condensed financial information of the Company and MAI as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, and the notes thereto, are filed as Exhibit 99.3 and are hereby incorporated by reference.

(d)	Exhibits

23.1	Consent of LBMC, PC, Independent Auditors of Practitioner Credentialing and Privileging Software Operations (a carve-out of Morrisey Associates, Inc.).

99.1	Audited Carve-Out Financial Statements of Practitioner Credentialing and Privileging Software Operations (a carve-out of Morrisey Associates, Inc.) as of and for the year ended December 31, 2015, and the notes thereto.

99.2	Unaudited Financial Statements of MAI as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015, and the notes thereto.

99.3	Unaudited pro forma combined condensed financial information of the Company and MAI as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, and the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Gerard M. Hayden
Gerard M. Hayden
Chief Financial Officer
October 19, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of LBMC, PC, Independent Auditors of Practitioner Credentialing and Privileging Software Operations (a carve-out of Morrisey Associates, Inc.).

99.1	Audited Carve-Out Financial Statements of Practitioner Credentialing and Privileging Software Operations (a carve-out of Morrisey Associates, Inc.) as of and for the year ended December 31, 2015, and the notes thereto.

99.2	Unaudited Financial Statements of MAI as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015, and the notes thereto.

99.3	Unaudited pro forma combined condensed financial information of the Company and MAI as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, and the notes thereto.

3